Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
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Commitments and Contingencies
Note 16—Commitments and Contingencies
Contractual commitments for the acquisition of property, plant and equipment were €8.4 million and €15.8 million for the years ended December 31, 2021 and 2020, respectively. Further, with certain suppliers, the Company has agreed minimum commitments related to the manufacturing of product supply, subject to continuous negotiation and adjustments according to the individual contractual terms and conditions. Delivery of product supply is recognized when the Company obtains control of the goods. In addition, the Company has commitments related to short-term leases and leases of low value assets, contracts of various lengths in respect of research and development with CROs, and IT and facility related services. Costs relating to those commitments are recognized as services are received.
The Company is not aware of any significant legal claims or disputes.